UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 1, 2024

VIRIOS THERAPEUTICS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39811	85-4314201
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

, GA
44 Milton Avenue Alpharetta, GA	30009
(Address of Principal Executive Offices, and	(Zip Code)

Registrant’s Telephone Number, Including Area Code   (866) 620-8655

(Former Name or Former Address, if Changed Since Last Report) Not Applicable

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	VIRI	Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

As previously disclosed, on November 7, 2023, we received a letter from The Nasdaq Stock Market LLC (“Nasdaq”) indicating that, for the last thirty consecutive business days, the bid price for our common stock had closed below the minimum $1.00 per share requirement for continued listing on The Nasdaq Capital Market. We were provided an initial period of 180 calendar days, or until April 30, 2024, to regain compliance. On May 1, 2024, we received another letter from Nasdaq informing us that our shares had failed to comply with the $1.00 minimum bid price required for continued listing. In accordance with the latest letter and established Nasdaq procedures, we have requested a hearing with Nasdaq, at which, we will seek to extend the period during which we will seek to regain compliance. Our request for such hearing has stayed the delisting of our common stock pending a Nasdaq hearings panel’s (the “Panel”) decision. We intend to present a plan to regain compliance to the Panel that includes a discussion of the events that we believe will enable us to regain compliance, including the anticipated receipt of data from the study of IMC-2 for the treatment of Long-COVID being conducted by the Bateman Horne Center as well as a commitment to effect a reverse stock split, if necessary.

Cautionary Note Regarding Forward Looking Statements

This Form 8-K contains “forward-looking statements,” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, that involve substantial risks and uncertainties. In some cases, you can identify forward-looking statements by the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “objective,” “ongoing,” “plan,” “predict,” “project,” “potential,” “should,” “will,” or “would,” and or the negative of these terms, or other comparable terminology intended to identify statements about the future. These statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, stock listing, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements, including risks regarding the continued listing of our common stock and the Panel’s decision thereon as well as the risks set forth in the 2023 Amended Annual Report on Form 10-K/A. Although we believe that we have a reasonable basis for each forward-looking statement contained in this Form 8-K, we caution you that these statements are based on a combination of facts and factors currently known by us and our expectations of the future, about which we cannot be certain.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIRIOS THERAPEUTICS, INC.

	By:	/s/ Angela Walsh
	Name:	Angela Walsh
	Title:	Senior Vice President of Finance, Corporate Secretary and Treasurer
May 7, 2024

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